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                                                                      EXHIBIT 21

                         SUBSIDIARIES OF H&R BLOCK, INC.

         The following is a list of the direct and indirect subsidiaries of H&R Block, Inc., a Missouri corporation. All active subsidiaries do business under their corporate names listed below or close derivatives thereof:



                                                                                        JURISDICTION IN
                  NAME                                                                  WHICH ORGANIZED
                  ----                                                                  ---------------

1)       Block Investment Corporation........................................................Delaware (1)
2)       H&R Block Group, Inc................................................................Delaware (1)
3)       HRB Management, Inc.................................................................Missouri (2)
4)       H&R Block Tax and Financial Services Limited........................................United Kingdom (3)
5)       Companion Insurance, Ltd............................................................Bermuda (3)
6)       H&R Block Services, Inc.............................................................Missouri (2)
7)       H&R Block Tax Services, Inc.........................................................Missouri (4)
8)       H&R Block of Dallas, Inc............................................................Texas (5)
9)       HRB Partners, Inc...................................................................Delaware (6)
10)      H&R Block and Associates, L.P.......................................................Delaware (7)
11)      BWA Advertising, Inc................................................................Missouri (5)
12)      H&R Block (Guam), Inc...............................................................Guam (5)
13)      H&R Block Enterprises (Guam), Inc...................................................Guam (8)
14)      H&R Block Canada, Inc...............................................................Canada (5)
15)      H&R Block (Nova Scotia), Incorporated...............................................Nova Scotia (9)
16)      Cashplan Systems, Inc...............................................................British Columbia (9)
17)      H&R Block Enterprises, Inc..........................................................Missouri (5)
18)      HRB Texas Enterprises, Inc..........................................................Missouri (5)
19)      H&R Block Eastern Tax Services, Inc.................................................Missouri (4)
20)      H&R Block Eastern Enterprises, Inc..................................................Missouri (10)
21)      A.J. & R., Co.......................................................................North Carolina (10)
22)      HRB Royalty, Inc....................................................................Delaware (4)
23)      H&R Block Limited...................................................................New South Wales (11)
24)      H&R Block Acquisition, Inc..........................................................Missouri (4)
25)      Block Financial Corporation.........................................................Delaware (2)
26)      Option One Mortgage Corporation.....................................................California (12)
27)      Option One Mortgage Acceptance Corporation..........................................Delaware (13)
28)      Option One Mortgage Securities Corp.................................................Delaware (13)
29)      Premier Trust Deed Services, Inc....................................................California (13)
30)      Premier Mortgage Services of Washington, Inc........................................Washington (13)
31)      H&R Block Mortgage Corporation......................................................Ontario (13)
32)      H&R Block Mortgage Corporation......................................................Massachusetts (13)
33)      Option One Direct Insurance Agency, Inc.............................................California (13)
34)      Block Mortgage Finance, Inc.........................................................Delaware (13)
35)      Option One Warehouse Corporation....................................................Delaware (13)
36)      Companion Mortgage Corporation......................................................Delaware (12)
37)      Franchise Partner, Inc..............................................................Nevada (12)
38)      H&R Block Investments, Inc..........................................................Delaware (12)
39)      Birchtree Financial Services, Inc...................................................Oklahoma (12)
40)      Birchtree Insurance Agency, Inc.....................................................Missouri (14)


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

41)      H&R Block Insurance Services, Inc...................................................Delaware (12)
42)      NCS Mortgage Services, L.L.C........................................................Georgia (15)
43)      National Consumer Services Corp. II, L.L.C..........................................Georgia (15)
44)      OLDE Financial Corporation..........................................................Michigan (12)
45)      OLDE Discount Corporation...........................................................Michigan (16)
46)      OLDE Discount of Canada.............................................................Canada (17)
47)      C.U. Brokerage Services, Inc........................................................Michigan (16)
48)      OLDE Asset Management, Inc..........................................................Michigan (16)
49)      OLDE Clearing Corporation...........................................................Delaware (16)
50)      Smart Travel, Inc...................................................................Michigan (16)
51)      Realty Acquisitions, Inc............................................................Michigan (16)
52)      OLDE Property Corporation...........................................................Michigan (16)
53)      OLDE Realty Corporation.............................................................Michigan (16)
54)      420 South Garden, Inc...............................................................Florida (18)
55)      44 East Central.....................................................................Florida (18)
56)      4240 Hunt Road, Inc.................................................................Ohio (18)
57)      3340 Gallows Road, Inc..............................................................Michigan (18)
58)      450 Silver Spur, Inc................................................................Michigan (18)
59)      4230 West Green Oaks, Inc...........................................................Michigan (18)
60)      3414 Shawnee Mission, Inc...........................................................Michigan (18)
61)      OLDE Equipment Corporation..........................................................Michigan (16)
62)      H&R Block Financial Corporation.....................................................Michigan (16)
63)      American Brokerage Services, Inc....................................................Vermont (16)
64)      Financial Marketing Services, Inc...................................................Michigan (12)
65)      2430472 Nova Scotia Co..............................................................Nova Scotia (19)
66)      North American Printing Co..........................................................Canada (19)
67)      Sumner Canadian Direct Holdings Company.............................................Canada (19)
68)      HRB Business Services, Inc..........................................................Delaware (2)
69)      DMJK Business Services, Inc.........................................................Missouri (20)
70)      FERS Business Services, Inc.........................................................Delaware (20)
71)      Pension Resources, Inc..............................................................Illinois (21)
72)      FERS Personal Financial Services, Inc...............................................Delaware (20)
73)      Practice Development Institute, Inc. ...............................................Delaware (20)
74)      KSM Business Services, Inc..........................................................Delaware (20)
75)      KSM Capital Advisors, L.L.C.........................................................Indiana (22)
76)      FM Business Services, Inc...........................................................Delaware (20)
77)      Freed Maxick ABL Services, Inc......................................................Delaware (20)
78)      WS Business Services, Inc...........................................................Delaware (20)
79)      Rex Investments, Inc................................................................Texas (23)
80)      WSB-NEV, L.L.C......................................................................Nevada (24)
81)      W-1 Holdings, L.L.C.................................................................Texas (24)
82)      Wallace Sanders Business Consulting, L.P............................................Texas (25)
83)      C.W. Amos Business Services, Inc. ..................................................Delaware (20)
84)      C.W. Amos Investment Advisors, L.L.C................................................Maryland (26)
85)      RP Business Services, Inc...........................................................Delaware (20)
86)      RSM McGladrey, Inc..................................................................Delaware (20)
87)      McGladrey Contract Business Services, L.L.C.........................................Minnesota (27)
88)      Toback, Inc.........................................................................Arizona (28)
89)      HRB Retail Services, Inc............................................................Delaware (2)

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Notes to Subsidiaries of H&R Block, Inc.:

(1)      Wholly owned subsidiary of H&R Block, Inc.
(2)      Wholly owned subsidiary of H&R Block Group, Inc.
(3)      Wholly owned subsidiary of HRB Management, Inc.
(4)      Wholly owned subsidiary of H&R Block Services, Inc.
(5)      Wholly owned subsidiary of H&R Block Tax Services, Inc.
(6)      Wholly owned subsidiary of H&R Block of Dallas, Inc.
(7) Limited partnership in which H&R Block Tax Services, Inc. is a 1% general partner and HRB Partners, Inc. is a 99% limited partner
(8)      Wholly owned subsidiary of H&R Block (Guam), Inc.
(9)      Wholly owned subsidiary of H&R Block Canada, Inc.
(10)     Wholly owned subsidiary of H&R Block Eastern Tax Services, Inc.
(11)     Wholly owned subsidiary of HRB Royalty, Inc.
(12)     Wholly owned subsidiary of Block Financial Corporation
(13)     Wholly owned subsidiary of Option One Mortgage Corporation
(14)     Wholly owned subsidiary of Birchtree Financial Services, Inc.
(15) Limited liability company in which Block Financial Corporation has a 96.25% membership interest and non-affiliated individuals having a combined 3.75% membership interest
(16)     Wholly owned subsidiary of OLDE Financial Corporation
(17)     Wholly owned subsidiary of OLDE Discount Corporation
(18)     Wholly owned subsidiary of OLDE Realty Corporation
(19)     Wholly owned subsidiary of Financial Marketing Services, Inc.
(20)     Wholly owned subsidiary of HRB Business Services, Inc.
(21)     Wholly owned subsidiary of FERS Business Services, Inc.
(22) Limited liability company in which KSM Business Services, Inc. has a 100% membership interest
(23)     Wholly owned subsidiary of WS Business Services, Inc.
(24) Limited liability company in which WS Business Services, Inc. has a 100% membership interest
(25) Limited partnership in which W-1 Holdings, L.L.C. is the sole general partner
(26)     Limited liability company in which C.W. Amos Business Services, Inc.
         has a 100% membership interest
(27) Limited liability company in which RSM McGladrey, Inc has a 100% membership interest
(28)     Wholly owned subsidiary of RSM McGladrey, Inc.





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